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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 21, 2005

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     1-11152                 23-1882087
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)




 781 Third Avenue, King of Prussia, PA                            19406-1409
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

(a) On September 21, 2005, InterDigital Communications Corporation issued a press release updating previous guidance on its results of operations and financial condition for the quarter ending September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits.

(c)   Exhibits.

      99.1   Press release dated September 21, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Lawrence F. Shay
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                                 Lawrence F. Shay
                                 General Counsel



Dated: September 21, 2005



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                                  EXHIBIT INDEX



Exhibit  No.                                        Description
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     99.1                            Press release dated September 21, 2005